UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2007

BBM HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

UTAH	333-88480	#04-3648721
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 Broadway, Suite 1905, New York, NY	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 430 6369

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b) On April 13, 2007, BBM Holdings, Inc. (the “Company”) terminated the employment of Jarle Pedersen, its Vice President of Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBM HOLDINGS, INC.

Dated: April 17, 2007

By: /s/ Mary Ellen Kramer
Mary Ellen Kramer, President